Exhibit 10.17 1 STATE STREET CORPORATION INCENTIVE COMPENSATION PROGRAM As amended and restated, effective for performance periods beginning on or after January 1, 2022 Objectives: The Program is designed to provide the framework for making Awards for purposes of: • Linking total compensation opportunities to organizational, business line, risk management and individual performance during the applicable Performance Period. • Attracting, retaining, rewarding and motivating professionals of the highest caliber. Amendment or Termination: • State Street reserves the right at any time to change or amend the terms of the Program, to make no Awards under the Program or to cancel or terminate the Program. • The Administrators may at any time vary the terms of the Program for one or more Employees to the extent they determine, in their discretion, that doing so is necessary or advisable (1) to comply with applicable laws, rules, regulations or guidance, including the laws of any non-U.S. jurisdiction, (2) to facilitate the administration of the Program or (3) for other reasons. Administrator: • The Administrators shall have complete discretionary authority to interpret the Program and to decide all matters under the Program. Such interpretation and decision shall be final, conclusive and binding on all individuals, in the absence of clear and convincing evidence that the Administrator acted arbitrarily and capriciously. However, no individual acting, directly or by delegation, as the Administrator may determine his or her own rights or entitlements under the Program. The Administrator shall establish such rules and procedures, maintain such records and prepare such reports as it considers, in its discretion, necessary or appropriate to carry out the purposes of the Program. The Administrator may, in its discretion, delegate to such employees or other persons as it determines such of its duties or responsibilities as it deems appropriate. • The Administrators may engage counsel and such clerical, financial, investment, accounting and other specialized services, whether internal or external to State Street, as the Administrators may deem necessary or appropriate in the administration of the Program. The Administrators shall be entitled to rely upon any opinions, reports, or other advice furnished by such counsel or other specialist engaged for that purpose and, in so relying, shall be fully protected in any action, determination, or omission made in good faith. • To the extent permitted by law and not prohibited by its charter and by-laws, State Street will indemnify and hold harmless every person serving (directly or by delegation) as Administrator and the estate of such an individual if he or she is deceased from and against all claims, loss, damages, liability and reasonable costs and expenses incurred in carrying out his or her responsibilities as Administrator, unless due to the gross negligence, bad faith or willful misconduct of such individual; provided, that counsel fees and amounts paid in settlement must be approved by State Street; and further provided, that this paragraph will not apply to any claims, loss, damages, liability or costs

2 and expenses which are covered by a liability insurance policy maintained by State Street or by the individual. The provisions of the preceding sentence shall not apply to any corporate trustee, insurance company, investment manager or outside service provider (or to any employee of any of the foregoing) unless State Street otherwise specifies in writing. Eligibility and Participation: • The Administrators, in their discretion, determine Employee eligibility under the Program for each Performance Period. • Employees who participate in (1) another State Street annual incentive or bonus plan or (2) a business-funded incentive plan are not eligible to receive an Award under the Program. For these purposes, the State Street Cash Award Plan, Supplemental Cash Incentive Plan, 2017 Stock Incentive Plan and the SSGA Long Term Incentive Plan, and their successor plans, are neither another annual incentive or bonus plan nor a business-funded incentive plan. • Employees on leave (paid and/or unpaid) for the entire Performance Period are not eligible to receive an Award under the Program. • Employees hired late in the Performance Period, typically on or after October 1st, or an alternate date chosen by the Administrators, are not eligible to receive an Award under the Program. Award Conditions: • The Program covers Awards for the Performance Period. • Awards under the Program are discretionary, and service or performance during all or a portion of the Performance Period does not guarantee or entitle an Employee to an Award or any other rights under the Program. • Neither the Program nor any action taken hereunder will be construed as (1) giving any Employee or other person the right to continue in the employ or service of any Employer, (2) interfering in any way with the right of State Street to terminate any individual’s employment (or to demote or to exclude any individual from future Awards under the Program) at any time for any reason or (3) giving any individual any claim or right to be granted any Award under the Program or to be treated uniformly with other’s under the Program. Except as specifically provided by the Administrators, State Street shall not be liable for the loss of any actual or potential payments related to an Award in the event of the termination of employment of any individual. The Program will not confer on any person other than State Street and any Award recipient any rights or remedies thereunder, except as expressly provided in the Program. • Except as required by law, no Award hereunder, or interest in, the Program shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, or charge, and any attempt to do so shall be void. All Awards made pursuant to the Program are in consideration of services performed or to be performed for the Employers. • All Awards shall be funded from the general assets of State Street. The Program is intended to constitute an “unfunded” plan for award compensation. Nothing contained herein shall give any Award recipient any rights that are greater than those of a general creditor of State Street. • The Program is intended to be an award program which is not subject to the Employee Retirement Income Security Act of 1974, as amended. • If an Employee is a registered lobbyist, his/her Award will not be based, even in part, upon the outcome of any legislative, administrative, government or other official action.

3 • Awards made under the Program are subject to any forfeiture, compensation recovery or similar requirements under applicable law and related implementing regulations and guidance and to other forfeiture, compensation recovery or similar requirements under plans, policies and practices of State Street in effect from time to time. In the event that under any applicable law or related implementing regulations, or guidance, or pursuant to any State Street plans, policies or practices, State Street is required or permitted to reduce or cancel any amount remaining to be paid, or to recover any amount previously paid, with respect to an Award, it shall, in its discretion, be authorized to do so. • The Program shall be construed, regulated and administered in accordance with the laws of the Commonwealth of Massachusetts and applicable federal laws. • Eligibility for an Award shall be subject to any special terms and conditions for the Employee’s country of residence (and country of employment, if different), as determined by the Administrators in their discretion. The Administrators reserve the right to impose other requirements on participation in the Program, to the extent the Administrators, in their discretion, determine that such other requirements are necessary or advisable in order to comply with local law. • To the extent a court or tribunal of competent jurisdiction determines that any provision of the Program is invalid or unenforceable, in whole or in part, the Administrators, in their discretion, shall have the power and authority to revise or strike such provision to the extent determined, in their discretion, necessary to make it and the other provisions of the Program valid and enforceable to the full extent permitted under local law. Award Procedures: • Awards will be paid by the later of (1) 60 days following the HRC Approval Date or (2) the end of the calendar year in which the HRC Approval Date occurs. • Awards may be pro-rated for Employees based on length of service during the Performance Period. • Awards may be made in immediate cash, deferred cash or equity vehicles, and under such of State Street’s plans or programs, as determined by the Administrators in their discretion and consistent with the terms of such vehicles, plans and programs, including without limitation, the State Street Cash Award Plan, Supplemental Cash Incentive Plan, 2017 Stock Incentive Plan and the SSGA Long Term Incentive Plan, and their successor plans. • All payments are subject to applicable withholding for country, state and local tax requirements and social security contributions. Withholding will be made in accordance with such procedures and standards as the Administrators may establish in their discretion. • Awards made under the Program are intended to comply with or be exempt from Section 409A of the U.S. Internal Revenue Code and shall be interpreted and administered accordingly. Term: • The Program shall continue in effect until terminated by State Street. Defined Terms: “Administrator” or “Administrators” means (1) the HRC with respect to all Employees who have been designated as officers of State Street for purposes of Section 16 of the Securities Exchange Act of 1934, as amended, and (2) jointly or severally the most senior Global Human Resources officer (as of the date

4 of this document, the Executive Vice President-Chief Human Resources and Citizenship Officer) as from time to time in office and his or her delegates and the most senior Global Total Rewards Officer (as of the date of this document, the Senior Vice President-Head of Global Total Rewards), with respect to all other persons. “Award” means any incentive award made by Administrators, in their discretion, in accordance with the terms of the Program. “HRC” means the Human Resources Committee (including any subcommittee thereof) of the State Street Board of Directors. “HRC Approval Date” means the date of the meeting of the HRC at which the HRC approves the final total funded incentive compensation pool(s) with respect to the applicable Performance Period. “Employee” means (1) any employee of an Employer (including an officer or director who is also an employee) who is employed and in good standing on the HRC Approval Date and (2) any individual (a) who is no longer an employee of an Employer due to retirement, death, disability or otherwise and (b) who the Administrator determines, in its discretion, is eligible to receive an Award earned while in the employment of an Employer. Employee does not include individuals who are employed on a temporary or fixed term basis, employed by a joint venture, or providing services as a contractor or through a third party employer. “Employer” means any or all, as the context requires in order to refer to the employing entity of an Employee, of State Street and any other entity (or branch) that would be treated as a member of the same controlled group of corporations, as trades or businesses under common control, with State Street, under Internal Revenue Code sections 414(b) and (c). “Performance Period” means State Street’s fiscal year or any other period selected by the Administrators. “Program” means the State Street Corporation Incentive Compensation Program. “State Street” means State Street Corporation. IN WITNESS WHEREOF, State Street has caused this instrument to be executed by its duly authorized officer on the 16th day of December, 2022. STATE STREET CORPORATION By: /s/ Kathryn M. Horgan